RESTRUCTURING	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
20.	RESTRUCTURING

The following table provides the activity in the restructuring liability:

	2015	2014
Balance, beginning of period	$0.2	$0.7
Expensed in period	1.8	0.5
Disbursements	(2.0)	(1.0)
Balance, end of period	-	0.2
Classification:
Accounts payable and accrued liabilities (note 14)	-	0.2
	$-	$0.2

In December 2014, the company announced a restructuring plan to reflect the indefinite curtailment of the Powell River No. 9 paper machine. The indefinite curtailment will result in a reduction of approximately 40 employees at Powell River and 7 employees at the Surrey Distribution Centre through lay-offs. For the year ended December 31, 2015 the company incurred restructuring costs of $1.8 million.